Exhibit 1


                                    AGREEMENT
                                    ---------


      THIS AGREEMENT ("Agreement"), dated as of December 18, 1998, is among Thomas W. Smith, Prescott International Partners, L.P., Prescott Associates, Idoya Partners, Thomas W. Smith as Trustee for Jack McKenzie Trust under Agreement dated April 12, 1992 and Thomas W. Smith as Trustee for Leo Carroll Wolfensohn Trust under Agreement dated March 9, 1994 (collectively, the "Investors") and the other parties signatory hereto with respect to shares of common stock (the "Shares") of Life Technologies, Inc., a Delaware corporation (the "Company").

      As of the date hereof, each of the parties hereto owns or controls, directly or indirectly, that number of Shares set forth after its name on the signature pages to this Agreement.

      Each of the Investors hereby agrees that, for a period of six months from December 2, 1998, such Investors shall not sell or otherwise dispose of any Shares, including, without limitation, pursuant to open market sales, privately negotiated transactions or tender offers, unless the parties hereto (other than York Capital Management, L.P., York Investment Limited and JGD Management Corp. (collectively, the "York Entities") and the Investors) mutually agree to the contrary; provided, however, that the Investors shall be permitted to sell or otherwise transfer Shares among themselves. The parties hereto (other than the York Entities and the Investors) agree to provide the Investors with reasonable advance notice of any potential sale or disposition of Shares agreed to by the parties hereto and agree that the Investors shall be entitled to participate in any sale or disposition of Shares by any of the parties hereto or any of their respective affiliates (other than the Investors) on a pro rata basis (based on the number of Shares owned or controlled by all of the parties hereto as set forth on the signature pages to this Agreement) on the same terms as those applicable to such parties.

      Each of the parties hereto agrees to bear its own costs and expenses incurred in connection with its ownership of Shares, this Agreement and any transaction entered into pursuant to this Agreement; provided, however, that the Investors shall share on a pro rata basis (based on the number of Shares owned or controlled by all of the parties hereto as set forth on the signature pages to this Agreement) expenses incurred by any party hereto after December 14, 1998 for the common benefit of all the parties hereto, subject to the limitation that the Investors shall not be collectively responsible for more than $15,000 in the aggregate in pro rata expenses pursuant hereto without their prior written consent. Each of the parties hereby agrees to join with each of the other parties hereto in a Schedule 13D filing and any required amendments thereto.

      Except for this Agreement and the other agreements referred to in Schedule 13D filings made by the parties hereto prior to the date hereof, none of the parties hereto is a party to any other contract, understanding, relationship or arrangement with any other person or entity with respect to any equity securities of the Company requiring disclosure under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. Each of the Investors hereby agrees not to enter into any other such contract, understanding, relationship or arrangement for a period of six months from December 2, 1998 without the written consent of the other parties hereto (other than the York Entities).




NYFS01...:\01\47201\0001\2037\SCHD148L.20E

      This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature pages to follow]

      IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date written above.


                                 -----------------------------------------------
                                 Thomas W. Smith

                                 Shares owned:  70,000
                                 Shares controlled:  826,900


                                 PRESCOTT INTERNATIONAL PARTNERS, L.P.

                                 By:
                                     -------------------------------------------
                                       Thomas W. Smith
                                       General Partner


                                 By:
                                     -------------------------------------------
                                       Thomas N. Tryforos
                                       General Partner

                                 Shares owned:  19,950


                                 PRESCOTT ASSOCIATES

                                 By:
                                     -------------------------------------------
                                       Thomas W. Smith
                                       General Partner



                                 By:
                                     -------------------------------------------
                                       Thomas N. Tryforos
                                       General Partner

                                 Shares owned:  331,650


                                 IDOYA PARTNERS

                                 By:
                                     -------------------------------------------
                                       Thomas W. Smith
                                       General Partner


                                 By:
                                     -------------------------------------------
                                       Thomas N. Tryforos
                                       General Partner

                                 Shares owned:  405,000

                                 JACK MCKENZIE TRUST UNDER AGREEMENT DATED
                                 APRIL 12, 1992

                                 By:
                                     -------------------------------------------
                                       Thomas W. Smith, as Trustee

                                 Shares owned:  150


                                 LEO CARROLL WOLFENSOHN TRUST UNDER
                                 AGREEMENT DATED MARCH 9, 1994

                                 By:
                                     -------------------------------------------
                                       Thomas W. Smith, as Trustee

                                 Shares owned:  150


                                 THE COHEN REVOCABLE TRUST

                                 By:
                                     -------------------------------------------
                                       Name:
                                       Title:

                                 Shares owned:  397,100



                                 BEAR, STEARNS & CO. INC.

                                 By:
                                     -------------------------------------------
                                       Name:
                                       Title:


                                 Shares owned:  No less than 300,000



                                 INTERNATIONAL SPECIALTY PRODUCTS INC.

                                 By:
                                     -------------------------------------------
                                       Name:
                                       Title:

                                 Shares owned:  2,133,100

                                 FREDERICK R. ADLER INTANGIBLE ASSET
                                 MANAGEMENT TRUST

                                 By:
                                     -------------------------------------------
                                       Susan R. Chapman
                                       Trustee

                                 Shares owned:  713,395




                                 -----------------------------------------------
                                 A. Chang

                                 Shares owned:  135,500



                                 YORK CAPITAL MANAGEMENT, L.P.

                                 By:
                                     -------------------------------------------
                                       Name:
                                       Title:

                                 Shares owned:  78,700



                                 YORK INVESTMENT LIMITED

                                 By:
                                     -------------------------------------------
                                       Name:
                                       Title:

                                 Shares owned:  129,600



                                 JGD MANAGEMENT CORP.

                                 By:
                                     -------------------------------------------
                                       Name:
                                       Title:

                                 Shares owned:  23,100